UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 12, 2019 (April 10, 2019)
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Bandwidth Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Main Campus Drive Raleigh, NC		27606
(Address of principal executive offices)		(Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 10, 2019, Bandwidth Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Jeffrey A. Hoffman (“Mr. Hoffman”), providing certain terms and conditions in connection with Mr. Hoffman’s position as the Company’s Chief Financial Officer. The Employment Agreement amends and supersedes the Employment Agreement between Mr. Hoffman and the Company, dated September 16, 2011.
The principal terms of the Employment Agreement provide that:
•Mr. Hoffman's employment with the Company as Chief Financial Officer will continue until December 31, 2019 and will automatically extend for consecutive additional one-year periods unless either the Company or Mr. Hoffman provides the other party notice of non-renewal.
•Consistent with his prior arrangement, Mr. Hoffman’s salary will be $364,800 on an annualized basis.
•Consistent with his prior arrangement, Mr. Hoffman’s target incentive amount for 2019 under the Company’s annual cash incentive program will be 65% of his salary.
•Mr. Hoffman will receive severance protection terms of 100% of his base salary, 100% of his cash  incentive bonus and benefits for a period of twelve months upon a termination of Mr. Hoffman’s employment other than for Cause (as defined in the Employment Agreement).
The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated April 10, 2019, between the Company and Jeffrey A. Hoffman

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: April 10, 2019	By:	/s/ W. Christopher Matton
	Name:	W. Christopher Matton
	Title:	Secretary and General Counsel